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                                                                Exhibit 10.18(b)


                                FIRST AMENDMENT
                                      TO
                         LIMITED PARTNERSHIP AGREEMENT
                                      OF
                      EINSTEIN/NOAH BAGEL PARTNERS, L.P.


     This First Amendment (the "Amendment") to the Limited Partnership Agreement of Einstein/Noah Bagel Partners, L.P. (the "Partnership") is dated March 25, 1998.

Recitals

     WHEREAS, the Partnership was formed in December 1997, at which time its partners entered into a limited partnership agreement dated as of December 5, 1997 (the "Partnership Agreement").

     WHEREAS, the Partnership Agreement provides that the Partnership shall continue until December 31, 2022; and

     WHEREAS, a majority in interest of the partners of the Partnership desire to extend the term of the Partnership to December 31, 2033.

     NOW, THEREFORE, the Partnership Agreement is hereby amended as follows:

     1.  Amendment of Partnership Agreement.  Section 3.1 of the Partnership
         ----------------------------------
Agreement is hereby amended to provide in its entirety as follows:

               "Section 3.1  Term of Partnership.  The term of the Partnership
                             -------------------
          shall continue until December 31, 2033, unless the Partnership is earlier dissolved in accordance with the provisions of this Agreement or the Act."

     2.  Continuing Effect of Partnership Agreement.  Except as provided herein,
         ------------------------------------------
all the terms and provisions of the Partnership Agreement shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by partners owning a majority in interest of the partnership interests of the Partnership.


                                 EINSTEIN/NOAH BAGEL CORP.



                                 By: /s/ Paul A. Strasen
                                     ---------------------
                                     Paul A. Strasen
                                     Senior Vice President